UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2005


                             The Wilber Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)


         New York                    001-31896              15-6018501
         --------                    ---------              ----------
(State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)           File Number)          Identification No.)


                    245 Main Street, Oneonta, New York 13820
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (607) 432-1700
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

      October 24, 2005, The Wilber Corporation issued a press release announcing the declaration of its quarterly dividend. The press release is filed as Exhibit
99.1 to this report.


Item 9.01    Financial Statements and Exhibits.

(c)   Exhibits.

   Exhibit
      No.        Description
      ---        -----------
     99.1        Press release, dated October 24, 2005.



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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WILBER CORPORATION
                                            ----------------------
                                                  (Registrant)



                                            /s/ Joseph E. Sutaris
                                            -----------------------------------
                                            Joseph E. Sutaris
                                            Treasurer & Chief Financial Officer
Date: October 24, 2005


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

                                  EXHIBIT INDEX

Exhibit
   No.            Description
   ---            -----------

  99.1            Press release, dated October 24, 2005.











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